UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2006

HANDY HARDWARE WHOLESALE, INC.

(Exact name of Registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation or organization)

0-15708		74-1381875
(Commission File Number)		(I.R.S. Employer Identification No.)

8300 Tewantin Drive Houston, Texas		77061
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:	(713) 644-1495

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)        On August 9, 2006 the Board of Directors of Handy Hardware Wholesale, Inc. (the “Company”) appointed Mickey Schulte as Vice President – Marketing of the Company. Since 2002, Mr. Schulte served as Director of Marketing of the Company and prior to that he worked in the Company’s marketing department and as an outside sales representative. Mr. Schulte is 39 years old. There are no arrangements or understandings between Mr. Schulte and any other person pursuant to which he was appointed as Vice President - Marketing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Handy Hardware Wholesale, Inc.

(Registrant)

Date: August 14, 2006	By:	/s/ Tina S. Kirbie
Tina S. Kirbie
President, Chief Executive Officer